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                                 EXHIBIT 10.19

                             EMPLOYMENT AGREEMENTS

                                MARVIN D. KANTOR
                                SHELDON A. GOLD
                                 REED A. MARTIN

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                              EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT by and between WENDT-BRISTOL HEALTH SERVICES CORP., a Delaware corporation (the "Company"), and MARVIN D. KANTOR (the "Executive") dated as of the ____ day of ____________, 2000.

                               W I T N E S S E T H

      WHEREAS, Executive has been employed with the Company on a continuous basis since 1968; and

      WHEREAS, the Company desires to maintain the services of Executive at Executive's current level of base compensation for a period of five (5) years; and

      WHEREAS, the Company desires to provide for the orderly succession of management of the Company; and

      WHEREAS, the Company considers it essential for the best interests of its stockholders to foster the continuous employment of key management personnel and, in this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist; the possibility and the uncertainty and questions that it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company's management, including Executive, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of in a change in control of the Company; and

      WHEREAS, to induce Executive to remain in the employ of the Company, in consideration of Executive's Agreement set forth below, the Company desires that Executive enter into this Agreement providing for a term of employment and severance benefits in the event Executive's employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 4(c)(i)(G) below) under the circumstances described below; and

      WHEREAS, Executive wishes to serve the Company in the capacities and on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of Executive's continued employment and the parties' agreement to be bound by the terms in this Agreement, the parties agree as follows:

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SECTION 1. EMPLOYMENT PERIOD. The Company shall employ Executive, and Executive shall serve the Company, on the terms and conditions set forth in this Agreement. This Agreement shall commence on June 15, 2000 and shall continue in effect through June 14, 2005 (the "Employment Period").

SECTION 2. POSITION AND DUTIES.

      (a) During the Employment Period, the Executive shall serve as the Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as are customarily assigned to such positions, and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the Board. The Executive shall be a member of the Board and the Board shall propose the Executive for reelection for the Board through the Employment Period.

      (b) During the Employment Period, and excluding any periods of vacation and sick leave to which Executive is entitled, the Executive shall devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to Executive under this Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

      (c) The Executive's services shall be performed primarily at the Company's headquarters in Columbus, Ohio and at such other locations within or without Ohio, as the Executive reasonably deems appropriate to conduct and perform his duties under the terms of this Agreement.

SECTION 3. COMPENSATION.

      (a) BASE SALARY. The Executive's compensation during the Employment Period shall be $200,000.00 per year, payable in accordance with the customary practices of the Company for its senior executives as in effect from time to time.

      (b) FRINGE BENEFITS. During the Employment Period, Executive shall be entitled to receive fringe benefits on the same terms and conditions as the greater of (i) the fringe benefits received by, or available to, him from the Company immediately before commencement of the term of this Agreement or (ii) the fringe benefits provided by the Company or its subsidiaries which are available to the next highest executive officer of the Company for the year.


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      (c) OTHER BENEFITS. In addition, the Executive shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company and its subsidiaries to the same extent as other senior executives of the Company; and the Executive and/or the Executive's family as the case may be, shall be eligible for participation in and shall receive all benefits under all applicable welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries, other than severance plans, practices, policies and programs but including, without limitation, medical, prescription, dental, disability, sick leave, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, to the same extent as other senior executives of the Company.

SECTION 4. TERMINATION OF EMPLOYMENT.

      (a) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. "Disability" means that (i) the Executive has been unable, for a period of One Hundred Eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury, and (ii) a physician selected by the Company or its insurers, and acceptable to the Executive or the Executive's legal representative, has determined that the Executive's incapacity is total and permanent. A termination of the Executive's employment by the Company for Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Disability Effective Date.

      (b) BY THE COMPANY.

      (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. "Cause" means illegal conduct or gross misconduct by the Executive, in either case that is willful and results in material and demonstrable damage to the business or reputation of the Company. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

      (ii) A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this


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      Agreement on which it relies, and stating the date, time and place of the
      Special Board Meeting for Cause. The "Special Board Meeting for Cause" means a meeting of the Board called and held specifically for the purpose of considering the Executive's termination for Cause, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting for Cause by affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter) stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

      (iii) A termination of the Executive's employment without Cause shall be effective in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination without Cause") of its intention to terminate the Executive's employment without Cause, stating the date, time and place of the Special Board Meeting without Cause. The "Special Board Meeting without Cause" means a meeting of the Board called and held specifically for the purpose of considering the Executive's termination without Cause, that takes place not less than ten
      (10) nor more than twenty (20) business days after the Executive receives the Notice of Termination without Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting without Cause. The Executive's termination without Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting without Cause by an affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter).

      (c) BY EXECUTIVE FOR GOOD REASON.

      (i) The Executive may terminate his employment for Good Reason or without Good Reason. "Good Reason" means:

            (A) the assignment to the Executive of any duties inconsistent in any respect with Section 2(a) of this Agreement, or any other action by the Company that results in a diminution in the Executive's position, authority, duties, or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (B) any failure by the Company to comply with any provision of
            Section 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure that is


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            not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (C) the assignment or reassignment by the Company of the Executive without the Executive's consent to another place of employment outside of the Columbus, Ohio metropolitan area;

            (D) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

            (E) any failure by the Company to comply with Section 11(c) of this Agreement;

            (F) any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive; or

            (G) a Change of Control. For purposes of this section, a "Change of Control" means the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sub-Sections 13(d) and 14(d) thereof, including a "group" as defined in section 13(d) of the Exchange Act but excluding the Company and any subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period after the commencement date of this Agreement, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a director who was not a director at the beginning of period shall be deemed to have satisfied such requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such period) or by prior operation of this Section 4(c)(i)(G)(ii); or


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                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

            The Company and the Executive, upon mutual written agreement, may waive any of the foregoing provisions which would otherwise constitute Good Reason.

      (ii) A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the Executive relies. A termination of employment by the Executive for Good Reason shall be effective on the fifth (5th) business day following the date when the Notice of Termination of or Good Reason is given, unless the notice sets forth a later date (which date shall in no event be later than thirty (30) days after the notice is given). For purposes of this Section 4(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

      (iii) A termination of the Executive's employment by the Executive without Good Reason shall be effected by giving the Company written notice of the termination.

      (d) NO WAIVER. The failure to set forth any fact or circumstance in a Notice of Termination for Cause, a Notice of Termination without Cause, or a Notice of Termination for Good Reason shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from asserting such fact or circumstance in an attempt to enforce any right under or provision of this Agreement.

      (e) DATE OF TERMINATION. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good Reason is effective, or the date on which the Executive gives the Company notice of a termination of employment without Good Reason, as the case may be.

SECTION 5. OBLIGATIONS OF THE COMPANY UPON TERMINATION.

      (a) BY THE COMPANY OTHER THAN FOR CAUSE OR DISABILITY; BY THE EXECUTIVE FOR GOOD REASON. If during the Employment Period, the Company terminates the Executive's employment, other than for Cause or Disability, or the Executive terminates employment for Good Reason, the Company shall continue to provide the Executive with the compensation and benefits set forth in Section 3(a), (b) and
(c) as if he had remained employed by the Company pursuant to this Agreement through the end of the Employment Period and then retired (at which time he will be treated as eligible for all retiree welfare benefits and other benefits provided to retired senior executives, as set forth In Section 3(c); provided, at the election of Executive by


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written notice to the Company given at any time within sixty (60) days of the
Date of Termination, the Base Salary set forth in Section 3(a) for the entire remaining Employment Period shall be paid in a lump sum to Executive within thirty (30) business days of the Company's receipt of Executive's notice of such election; provided, further, that in lieu of stock options, restricted stock and other stock-based awards, the Executive shall be paid cash equal to the fair market values as of the Date of Termination (without regard to any restrictions and based upon a valuation model generally utilized for purposes of valuing comparable stock based compensation awards) of the stock options, restricted stock and other stock-based awards that would otherwise have been granted with such cash being paid within ninety (90) days after the Date of Termination; provided, further, that to the extent any benefits described in Section 3(c) cannot be provided pursuant to the plan or program maintained by the Company for its executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive and his family; and provided, finally, that during any period when the Executive is eligible to receive benefits of the type described in Section 3(c) under another employer-provided plan, the benefits provided by the Company under
Section 5(a) may be made secondary to those provided under another plan. In addition to the foregoing, any restricted stock outstanding on the Date of Termination shall be fully vested and exercisable and shall remain in effect and exercisable through the end of their respective terms, without regard to the termination of the Executive's employment. The payments and benefits provided pursuant to this Section 5(a) are intended as liquidated damages for a termination of the Executive's employment by the Executive for Good Reason, and shall be the sole and exclusive remedy therefore.

      (b) DEATH OR DISABILITY. If the Executive's employment is terminated by reason of the Executive's death or Disability during the Employment Period, the Company shall pay to the Executive or, in the case of the Executive's death, to the Executive's designated beneficiaries (or, if there is no such beneficiary, to the Executive's estate or legal representative) in a lump sum in cash within thirty (30) days after the Date of Termination, the sum of the following amounts (the "Accrued Obligations"): (1) any portion of the Executive's Annual Base Salary through the Date of Termination that has not yet been paid; (2) any compensation previously deferred by Executive (together with any accrued interest or earnings thereon) that has not yet been paid; and (3) any accrued but unpaid vacation pay; and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive's employment is terminated by reason of Disability, he shall be entitled to receive the maximum disability payments which can be provided under the disability plans described in Section 3(c), reduced, however, by actual disability benefits received under such plans.

      (c) BY THE COMPANY FOR CAUSE; BY THE EXECUTIVE OTHER THAN FOR GOOD REASON. If the Executive's employment is terminated by the Company for Cause during the Employment Period, the Company shall pay the Executive the Annual Base Salary through the Date of Termination and the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), in each case to the extent not yet paid, and the Company shall have no further obligations under this Agreement, except as specified in Section 6


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below. If the Executive voluntarily terminates employment during the Employment
Period, other than for Good Reason, the Company shall pay the Accrued Obligations to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below.

SECTION 6. NONEXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, nor, subject to Section 12(f), shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Vested benefits and other amounts that the Executive is otherwise entitled to receive under SERP or any other plan, policy, practice or program of, or any contract or agreement with, the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

SECTION 7. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a) with respect to benefits described in Sections 3(a) and (b), such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

SECTION 8. NONCOMPETITION PROVISION AND CONFIDENTIAL
           INFORMATION.

      (a) Without prior written consent of the Company, for the greater of (i) the twenty-four (24) month period following the Date of Termination, or (ii) the remaining Employment Period of this Agreement, the Executive shall not, as a shareholder, officer, director, partner, consultant or otherwise, engage directly or indirectly in any business or enterprise which is "in competition" with the Company or its successors or assigns; provided, however, that the Executive's ownership of less than five (5%) percent of the issued and outstanding voting securities of a publicly traded company shall not be deemed to constitute such competition. A business or enterprise is deemed to be "in competition" if it is engaged in the business of providing medical diagnostic imaging and radiation therapy services in Ohio.

      (b) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public


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knowledge (other than as a result of the Executive's violation of this Section
8) ("Confidential Information"). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 9. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

      (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

      (b) Subject to the provisions of this Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to this Section 9(c), and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.


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      (c) The Executive shall notify the Company in writing of any claim by the
Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim the Executive shall:

      (i) give the Company any information reasonably requested by the Company relating to such claim;

      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

      (iv) permit the Company to participate in any proceedings relating to such claim:; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is


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      limited solely to such contested amount. Furthermore, the Company's control, of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

      (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of this Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

SECTION 10. ATTORNEYS' FEES. The Company agrees to pay, as incurred, to the fullest extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest (regardless of the outcome) by the Company, the Executive or others of the validity or enforceability of or liability under, or otherwise involving, any provision of this Agreement, together with interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Code.

SECTION 11. SUCCESSORS.

      (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

      (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

      (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation off law or otherwise.

SECTION 12. MISCELLANEOUS.

      (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, without reference to principles of conflict of laws. The captions of this


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Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

      (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         IF TO THE EXECUTIVE:       Marvin D. Kantor
                                    Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

         IF TO THE COMPANY:         Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

or to such other address as either party furnishes to the other in writing in accordance with this Section 12(b). Notices and communications shall be effective when actually received by the addressee.

      (c) Subject to the last sentence of this Section 12(c), the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law. However, the enforceability of
Section 8(a) shall be dependent upon the validity and enforceability of Section
5.

      (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

      (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement (including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 4(c) of this Agreement) shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

      (f) The Executive and the Company acknowledge that this Agreement supersedes and terminates any other severance and employment agreements between the Executive and the Company or the Company's affiliates.

      (g) The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

      (h) This Agreement may be executed in several counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


COMPANY:                               EXECUTIVE:

WENDT-BRISTOL HEALTH
SERVICES CORP.


BY: /s/                                /s/
   ----------------------------        --------------------------------
                                       MARVIN D. KANTOR

                              EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT by and between WENDT-BRISTOL HEALTH SERVICES CORP., a Delaware corporation (the "Company"), and SHELDON A. GOLD (the "Executive") dated as of the ____ day of ____________, 2000.

                               W I T N E S S E T H

      WHEREAS, Executive has been employed with the Company on a continuous basis since 1970; and

      WHEREAS, the Company desires to maintain the services of Executive at Executive's current level of base compensation for a period of five (5) years; and

      WHEREAS, the Company desires to provide for the orderly succession of management of the Company; and

      WHEREAS, the Company considers it essential for the best interests of its stockholders to foster the continuous employment of key management personnel and, in this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist; the possibility and the uncertainty and questions that it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company's management, including Executive, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of in a change in control of the Company; and

      WHEREAS, to induce Executive to remain in the employ of the Company, in consideration of Executive's Agreement set forth below, the Company desires that Executive enter into this Agreement providing for a term of employment and severance benefits in the event Executive's employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 4(c)(i)(G) below) under the circumstances described below; and

      WHEREAS, Executive wishes to serve the Company in the capacities and on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of Executive's continued employment and the parties' agreement to be bound by the terms in this Agreement, the parties agree as follows:

SECTION 1. EMPLOYMENT PERIOD. The Company shall employ Executive, and Executive shall serve the Company, on the terms and conditions set forth in this Agreement. This Agreement shall commence on June 15, 2000 and shall continue in effect through June 14, 2005 (the "Employment Period").

SECTION 2. POSITION AND DUTIES.

      (a) During the Employment Period, the Executive shall serve as the President and CFO of the Company. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as are customarily assigned to such positions, and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the Board. The Executive shall be a member of the Board and the Board shall propose the Executive for reelection for the Board through the Employment Period.

      (b) During the Employment Period, and excluding any periods of vacation and sick leave to which Executive is entitled, the Executive shall devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to Executive under this Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

      (c) The Executive's services shall be performed primarily at the Company's headquarters in Columbus, Ohio and at such other locations within or without Ohio, as the Executive reasonably deems appropriate to conduct and perform his duties under the terms of this Agreement.

SECTION 3. COMPENSATION.

      (a) BASE SALARY. The Executive's compensation during the Employment Period shall be $160,000.00 per year, payable in accordance with the customary practices of the Company for its senior executives as in effect from time to time.

      (b) FRINGE BENEFITS. During the Employment Period, Executive shall be entitled to receive fringe benefits on the same terms and conditions as the greater of (i) the fringe benefits received by, or available to, him from the Company immediately before commencement of the term of this Agreement or (ii) the fringe benefits provided by the Company or its subsidiaries which are available to the next highest executive officer of the Company for the year.

      (c) OTHER BENEFITS. In addition, the Executive shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the

Company and its subsidiaries to the same extent as other senior executives of the Company; and the Executive and/or the Executive's family as the case may be, shall be eligible for participation in and shall receive all benefits under all applicable welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries, other than severance plans, practices, policies and programs but including, without limitation, medical, prescription, dental, disability, sick leave, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, to the same extent as other senior executives of the Company.

SECTION 4. TERMINATION OF EMPLOYMENT.

      (a) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. "Disability" means that (i) the Executive has been unable, for a period of One Hundred Eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury, and (ii) a physician selected by the Company or its insurers, and acceptable to the Executive or the Executive's legal representative, has determined that the Executive's incapacity is total and permanent. A termination of the Executive's employment by the Company for Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Disability Effective Date.

      (b) BY THE COMPANY.

      (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. "Cause" means illegal conduct or gross misconduct by the Executive, in either case that is willful and results in material and demonstrable damage to the business or reputation of the Company. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

      (ii) A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Special Board Meeting for Cause. The "Special Board Meeting for Cause" means a meeting of the

      Board called and held specifically for the purpose of considering the Executive's termination for Cause, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting for Cause by affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter) stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

      (iii) A termination of the Executive's employment without Cause shall be effective in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination without Cause") of its intention to terminate the Executive's employment without Cause, stating the date, time and place of the Special Board Meeting without Cause. The "Special Board Meeting without Cause" means a meeting of the Board called and held specifically for the purpose of considering the Executive's termination without Cause, that takes place not less than ten
      (10) nor more than twenty (20) business days after the Executive receives the Notice of Termination without Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting without Cause. The Executive's termination without Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting without Cause by an affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter).

      (c) BY EXECUTIVE FOR GOOD REASON.

      (i) The Executive may terminate his employment for Good Reason or without Good Reason. "Good Reason" means:

            (A) the assignment to the Executive of any duties inconsistent in any respect with Section 2(a) of this Agreement, or any other action by the Company that results in a diminution in the Executive's position, authority, duties, or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (B) any failure by the Company to comply with any provision of
            Section 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (C) the assignment or reassignment by the Company of the Executive without the Executive's consent to another place of employment outside of the Columbus, Ohio metropolitan area;

            (D) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

            (E) any failure by the Company to comply with Section 11(c) of this Agreement;

            (F) any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive; or

            (G) a Change of Control. For purposes of this section, a "Change of Control" means the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sub-Sections 13(d) and 14(d) thereof, including a "group" as defined in section 13(d) of the Exchange Act but excluding the Company and any subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period after the commencement date of this Agreement, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a director who was not a director at the beginning of period shall be deemed to have satisfied such requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such period) or by prior operation of this Section 4(c)(i)(G)(ii); or

                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

                        The Company and the Executive, upon mutual written
                  agreement, may waive any of the foregoing provisions which would otherwise constitute Good Reason.

                  (ii) A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the Executive relies. A termination of employment by the Executive for Good Reason shall be effective on the fifth (5th) business day following the date when the Notice of Termination of or Good Reason is given, unless the notice sets forth a later date (which date shall in no event be later than thirty (30) days after the notice is given). For purposes of this Section 4(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                  (iii) A termination of the Executive's employment by the Executive without Good Reason shall be effected by giving the Company written notice of the termination.

      (d) NO WAIVER. The failure to set forth any fact or circumstance in a Notice of Termination for Cause, a Notice of Termination without Cause, or a Notice of Termination for Good Reason shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from asserting such fact or circumstance in an attempt to enforce any right under or provision of this Agreement.

      (e) DATE OF TERMINATION. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good Reason is effective, or the date on which the Executive gives the Company notice of a termination of employment without Good Reason, as the case may be.

SECTION 5. OBLIGATIONS OF THE COMPANY UPON TERMINATION.

      (a) BY THE COMPANY OTHER THAN FOR CAUSE OR DISABILITY; BY THE EXECUTIVE FOR GOOD REASON. If during the Employment Period, the Company terminates the Executive's employment, other than for Cause or Disability, or the Executive terminates employment for Good Reason, the Company shall continue to provide the Executive with the compensation and benefits set forth in Section 3(a), (b) and
(c) as if he had remained employed by the Company pursuant to this Agreement through the end of the Employment Period and then retired (at which time he will be treated as eligible for all retiree welfare benefits and other benefits provided to retired senior executives, as set forth In Section 3(c); provided, at the election of Executive by written notice to the Company given at any time within sixty (60) days of the Date of Termination, the Base Salary set forth in
Section 3(a) for the entire remaining Employment Period shall be paid in a lump sum to Executive within thirty (30) business days of the Company's receipt of Executive's notice of such election; provided, further, that in lieu of stock options, restricted stock and other stock-based awards, the Executive shall be paid cash equal to the fair market values as of the Date of Termination (without regard to any restrictions and based upon a valuation model generally utilized for purposes of valuing comparable stock based compensation awards) of the stock options, restricted stock and other stock-based awards that would otherwise have been granted with such cash being paid within ninety (90) days after the Date of Termination; provided, further, that to the extent any benefits described in
Section 3(c) cannot be provided pursuant to the plan or program maintained by the Company for its executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive and his family; and provided, finally, that during any period when the Executive is eligible to receive benefits of the type described in Section 3(c) under another employer-provided plan, the benefits provided by the Company under Section 5(a) may be made secondary to those provided under another plan. In addition to the foregoing, any restricted stock outstanding on the Date of Termination shall be fully vested and exercisable and shall remain in effect and exercisable through the end of their respective terms, without regard to the termination of the Executive's employment. The payments and benefits provided pursuant to this Section 5(a) are intended as liquidated damages for a termination of the Executive's employment by the Executive for Good Reason, and shall be the sole and exclusive remedy therefore.

      (b) DEATH OR DISABILITY. If the Executive's employment is terminated by reason of the Executive's death or Disability during the Employment Period, the Company shall pay to the Executive or, in the case of the Executive's death, to the Executive's designated beneficiaries (or, if there is no such beneficiary, to the Executive's estate or legal representative) in a lump sum in cash within thirty (30) days after the Date of Termination, the sum of the following amounts (the "Accrued Obligations"): (1) any portion of the Executive's Annual Base Salary through the Date of Termination that has not yet been paid; (2) any compensation previously deferred by Executive (together with any accrued interest or earnings thereon) that has not yet been paid; and (3) any accrued but unpaid vacation pay; and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive's employment is terminated by reason of Disability, he shall be entitled to receive the maximum disability payments which can be provided under the disability plans described in Section 3(c), reduced, however, by actual disability benefits received under such plans.

      (c) BY THE COMPANY FOR CAUSE; BY THE EXECUTIVE OTHER THAN FOR GOOD REASON. If the Executive's employment is terminated by the Company for Cause during the Employment Period, the Company shall pay the Executive the Annual Base Salary through the Date of Termination and the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), in each case to the extent not yet paid, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive voluntarily terminates employment during the Employment Period, other than for Good Reason, the Company shall pay the Accrued Obligations to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below.

SECTION 6. NONEXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, nor, subject to Section 12(f), shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Vested benefits and other amounts that the Executive is otherwise entitled to receive under SERP or any other plan, policy, practice or program of, or any contract or agreement with, the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

SECTION 7. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a) with respect to benefits described in Sections 3(a) and (b), such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

SECTION 8. NONCOMPETITION PROVISION AND CONFIDENTIAL
           INFORMATION.

      (a) Without prior written consent of the Company, for the greater of (i) the twenty-four (24) month period following the Date of Termination, or (ii) the remaining Employment Period of this Agreement, the Executive shall not, as a shareholder, officer, director, partner, consultant or otherwise, engage directly or indirectly in any business or enterprise which is "in competition" with the Company or its successors or assigns; provided, however, that the Executive's ownership of less than five (5%) percent of the issued and outstanding voting securities of a publicly traded company shall not be deemed to constitute such competition. A business or enterprise is deemed to be "in competition" if it is engaged in the business of providing medical diagnostic imaging and radiation therapy services in Ohio.

      (b) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Executive's violation of this Section 8) ("Confidential Information"). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.

In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 9. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

      (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

      (b) Subject to the provisions of this Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to this Section 9(c), and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

      (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim the Executive shall:

      (i) give the Company any information reasonably requested by the Company relating to such claim;

      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

      (iv) permit the Company to participate in any proceedings relating to such claim:; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control, of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

      (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of this Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

SECTION 10. ATTORNEYS' FEES. The Company agrees to pay, as incurred, to the fullest extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest (regardless of the outcome) by the Company, the Executive or others of the validity or enforceability of or liability under, or otherwise involving, any provision of this Agreement, together with interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Code.

SECTION 11. SUCCESSORS.

      (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

      (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

      (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation off law or otherwise.

SECTION 12. MISCELLANEOUS.

      (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This

Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

      (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         IF TO THE EXECUTIVE:       Sheldon Gold
                                    Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

         IF TO THE COMPANY:         Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

or to such other address as either party furnishes to the other in writing in accordance with this Section 12(b). Notices and communications shall be effective when actually received by the addressee.

      (c) Subject to the last sentence of this Section 12(c), the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law. However, the enforceability of
Section 8(a) shall be dependent upon the validity and enforceability of Section
5.

      (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

      (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement (including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 4(c) of this Agreement) shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

      (f) The Executive and the Company acknowledge that this Agreement supersedes and terminates any other severance and employment agreements between the Executive and the Company or the Company's affiliates.

      (g) The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

      (h) This Agreement may be executed in several counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


COMPANY:                                  EXECUTIVE:

WENDT-BRISTOL HEALTH
SERVICES CORP.


BY: /s/                                   /s/
   -----------------------------          -------------------------------
                                          SHELDON A. GOLD

                              EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT by and between WENDT-BRISTOL HEALTH SERVICES CORP., a Delaware corporation (the "Company"), and REED MARTIN (the "Executive") dated as of the ____ day of ____________, 2000.

                               W I T N E S S E T H

      WHEREAS, Executive has been employed with the Company on a continuous basis since 1982; and

      WHEREAS, the Company desires to maintain the services of Executive at Executive's current level of base compensation for a period of five (5) years; and

      WHEREAS, the Company desires to provide for the orderly succession of management of the Company; and

      WHEREAS, the Company considers it essential for the best interests of its stockholders to foster the continuous employment of key management personnel and, in this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist; the possibility and the uncertainty and questions that it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company's management, including Executive, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of in a change in control of the Company; and

      WHEREAS, to induce Executive to remain in the employ of the Company, in consideration of Executive's Agreement set forth below, the Company desires that Executive enter into this Agreement providing for a term of employment and severance benefits in the event Executive's employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 4(c)(i)(G) below) under the circumstances described below; and

      WHEREAS, Executive wishes to serve the Company in the capacities and on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of Executive's continued employment and the parties' agreement to be bound by the terms in this Agreement, the parties agree as follows:

SECTION 1. EMPLOYMENT PERIOD. The Company shall employ Executive, and Executive shall serve the Company, on the terms and conditions set forth in this Agreement. This Agreement shall commence on June 15, 2000 and shall continue in effect through June 14, 2005 (the "Employment Period").

SECTION 2. POSITION AND DUTIES.

      (a) During the Employment Period, the Executive shall serve as the Executive Vice President of the Company. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as are customarily assigned to such positions, and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the Board. The Executive shall be a member of the Board and the Board shall propose the Executive for reelection for the Board through the Employment Period.

      (b) During the Employment Period, and excluding any periods of vacation and sick leave to which Executive is entitled, the Executive shall devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to Executive under this Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

      (c) The Executive's services shall be performed primarily at the Company's headquarters in Columbus, Ohio and at such other locations within or without Ohio, as the Executive reasonably deems appropriate to conduct and perform his duties under the terms of this Agreement.

SECTION 3. COMPENSATION.

      (a) BASE SALARY. The Executive's compensation during the Employment Period shall be $105,000.00 per year, payable in accordance with the customary practices of the Company for its senior executives as in effect from time to time.

      (b) FRINGE BENEFITS. During the Employment Period, Executive shall be entitled to receive fringe benefits on the same terms and conditions as the greater of (i) the fringe benefits received by, or available to, him from the Company immediately before commencement of the term of this Agreement or (ii) the fringe benefits provided by the Company or its subsidiaries which are available to the next highest executive officer of the Company for the year.

      (c) OTHER BENEFITS. In addition, the Executive shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the

Company and its subsidiaries to the same extent as other senior executives of the Company; and the Executive and/or the Executive's family as the case may be, shall be eligible for participation in and shall receive all benefits under all applicable welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries, other than severance plans, practices, policies and programs but including, without limitation, medical, prescription, dental, disability, sick leave, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, to the same extent as other senior executives of the Company.

SECTION 4. TERMINATION OF EMPLOYMENT.

      (a) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. "Disability" means that (i) the Executive has been unable, for a period of One Hundred Eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury, and (ii) a physician selected by the Company or its insurers, and acceptable to the Executive or the Executive's legal representative, has determined that the Executive's incapacity is total and permanent. A termination of the Executive's employment by the Company for Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Disability Effective Date.

      (b) BY THE COMPANY.

      (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. "Cause" means illegal conduct or gross misconduct by the Executive, in either case that is willful and results in material and demonstrable damage to the business or reputation of the Company. No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

      (ii) A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Special Board Meeting for Cause. The "Special Board Meeting for Cause" means a meeting of the

      Board called and held specifically for the purpose of considering the Executive's termination for Cause, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting for Cause by affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter) stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

      (iii) A termination of the Executive's employment without Cause shall be effective in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination without Cause") of its intention to terminate the Executive's employment without Cause, stating the date, time and place of the Special Board Meeting without Cause. The "Special Board Meeting without Cause" means a meeting of the Board called and held specifically for the purpose of considering the Executive's termination without Cause, that takes place not less than ten
      (10) nor more than twenty (20) business days after the Executive receives the Notice of Termination without Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Special Board Meeting without Cause. The Executive's termination without Cause shall be effective when and if a resolution is duly adopted at the Special Board Meeting without Cause by an affirmative vote of at least two-thirds (2/3) of the entire membership of the Board (excluding the Executive who shall not vote on this matter).

      (c) BY EXECUTIVE FOR GOOD REASON.

      (i) The Executive may terminate his employment for Good Reason or without Good Reason. "Good Reason" means:

            (A) the assignment to the Executive of any duties inconsistent in any respect with Section 2(a) of this Agreement, or any other action by the Company that results in a diminution in the Executive's position, authority, duties, or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (B) any failure by the Company to comply with any provision of
            Section 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive;

            (C) the assignment or reassignment by the Company of the Executive without the Executive's consent to another place of employment outside of the Columbus, Ohio metropolitan area;

            (D) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

            (E) any failure by the Company to comply with Section 11(c) of this Agreement;

            (F) any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive; or

            (G) a Change of Control. For purposes of this section, a "Change of Control" means the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sub-Sections 13(d) and 14(d) thereof, including a "group" as defined in section 13(d) of the Exchange Act but excluding the Company and any subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period after the commencement date of this Agreement, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a director who was not a director at the beginning of period shall be deemed to have satisfied such requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such period) or by prior operation of this Section 4(c)(i)(G)(ii); or

                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

            The Company and the Executive, upon mutual written agreement, may waive any of the foregoing provisions which would otherwise constitute Good Reason.

      (ii) A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the Executive relies. A termination of employment by the Executive for Good Reason shall be effective on the fifth (5th) business day following the date when the Notice of Termination of or Good Reason is given, unless the notice sets forth a later date (which date shall in no event be later than thirty (30) days after the notice is given). For purposes of this Section 4(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

      (iii) A termination of the Executive's employment by the Executive without Good Reason shall be effected by giving the Company written notice of the termination.

      (d) NO WAIVER. The failure to set forth any fact or circumstance in a Notice of Termination for Cause, a Notice of Termination without Cause, or a Notice of Termination for Good Reason shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from asserting such fact or circumstance in an attempt to enforce any right under or provision of this Agreement.

      (e) DATE OF TERMINATION. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good Reason is effective, or the date on which the Executive gives the Company notice of a termination of employment without Good Reason, as the case may be.

SECTION 5. OBLIGATIONS OF THE COMPANY UPON TERMINATION.

      (a) BY THE COMPANY OTHER THAN FOR CAUSE OR DISABILITY; BY THE EXECUTIVE FOR GOOD REASON. If during the Employment Period, the Company terminates the Executive's employment, other than for Cause or Disability, or the Executive terminates employment for Good Reason, the Company shall continue to provide the Executive with the compensation and benefits set forth in Section 3(a), (b) and
(c) as if he had remained employed by the Company pursuant to this Agreement through the end of the Employment Period and then retired (at which time he will be treated as eligible for all retiree welfare benefits and other benefits provided to retired senior executives, as set forth In Section 3(c); provided, at the election of Executive by written notice to the Company given at any time within sixty (60) days of the Date of Termination, the Base Salary set forth in Section 3(a) for the entire remaining Employment Period shall be paid in a lump sum to Executive within thirty (30) business days of the Company's receipt of Executive's notice of such election; provided, further, that in lieu of stock options, restricted stock and other stock-based awards, the Executive shall be paid cash equal to the fair market values as of the Date of Termination (without regard to any restrictions and based upon a valuation model generally utilized for purposes of valuing comparable stock based compensation awards) of the stock options, restricted stock and other stock-based awards that would otherwise have been granted with such cash being paid within ninety (90) days after the Date of Termination; provided, further, that to the extent any benefits described in Section 3(c) cannot be provided pursuant to the plan or program maintained by the Company for its executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive and his family; and provided, finally, that during any period when the Executive is eligible to receive benefits of the type described in Section 3(c) under another employer-provided plan, the benefits provided by the Company under
Section 5(a) may be made secondary to those provided under another plan. In addition to the foregoing, any restricted stock outstanding on the Date of Termination shall be fully vested and exercisable and shall remain in effect and exercisable through the end of their respective terms, without regard to the termination of the Executive's employment. The payments and benefits provided pursuant to this Section 5(a) are intended as liquidated damages for a termination of the Executive's employment by the Executive for Good Reason, and shall be the sole and exclusive remedy therefore.

      (b) DEATH OR DISABILITY. If the Executive's employment is terminated by reason of the Executive's death or Disability during the Employment Period, the Company shall pay to the Executive or, in the case of the Executive's death, to the Executive's designated beneficiaries (or, if there is no such beneficiary, to the Executive's estate or legal representative) in a lump sum in cash within thirty (30) days after the Date of Termination, the sum of the following amounts (the "Accrued Obligations"): (1) any portion of the Executive's Annual Base Salary through the Date of Termination that has not yet been paid; (2) any compensation previously deferred by Executive (together with any accrued interest or earnings thereon) that has not yet been paid; and (3) any accrued but unpaid vacation pay; and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive's employment is terminated by reason of Disability, he shall be entitled to receive the maximum disability payments which can be provided under the disability plans described in Section 3(c), reduced, however, by actual disability benefits received under such plans.

      (c) BY THE COMPANY FOR CAUSE; BY THE EXECUTIVE OTHER THAN FOR GOOD REASON. If the Executive's employment is terminated by the Company for Cause during the Employment Period, the Company shall pay the Executive the Annual Base Salary through the Date of Termination and the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), in each case to the extent not yet paid, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive voluntarily terminates employment during the Employment Period, other than for Good Reason, the Company shall pay the Accrued Obligations to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below.

SECTION 6. NONEXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, nor, subject to Section 12(f), shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Vested benefits and other amounts that the Executive is otherwise entitled to receive under SERP or any other plan, policy, practice or program of, or any contract or agreement with, the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

SECTION 7. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a) with respect to benefits described in Sections 3(a) and (b), such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

SECTION 8. NONCOMPETITION PROVISION AND CONFIDENTIAL
           INFORMATION.

      (a) Without prior written consent of the Company, for the greater of (i) the twenty-four (24) month period following the Date of Termination, or (ii) the remaining Employment Period of this Agreement, the Executive shall not, as a shareholder, officer, director, partner, consultant or otherwise, engage directly or indirectly in any business or enterprise which is "in competition" with the Company or its successors or assigns; provided, however, that the Executive's ownership of less than five (5%) percent of the issued and outstanding voting securities of a publicly traded company shall not be deemed to constitute such competition. A business or enterprise is deemed to be "in competition" if it is engaged in the business of providing medical diagnostic imaging and radiation therapy services in Ohio.

      (b) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Executive's violation of this Section
8) ("Confidential Information"). The Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

SECTION 9. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

      (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

      (b) Subject to the provisions of this Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to this Section 9(c), and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

      (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim the Executive shall:

      (i) give the Company any information reasonably requested by the Company relating to such claim;

      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

      (iv) permit the Company to participate in any proceedings relating to such claim:; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is


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


      limited solely to such contested amount. Furthermore, the Company's control, of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

      (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of this Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

SECTION 10. ATTORNEYS' FEES. The Company agrees to pay, as incurred, to the fullest extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest (regardless of the outcome) by the Company, the Executive or others of the validity or enforceability of or liability under, or otherwise involving, any provision of this Agreement, together with interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Code.

SECTION 11. SUCCESSORS.

      (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

      (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

      (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation off law or otherwise.

SECTION 12. MISCELLANEOUS.

      (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, without reference to principles of conflict of laws. The captions of this


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

Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

      (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         IF TO THE EXECUTIVE:       Reed Martin
                                    Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

         IF TO THE COMPANY:         Wendt-Bristol Health Services Corp.
                                    280 North High Street, Suite 760
                                    Columbus, OH 43215

or to such other address as either party furnishes to the other in writing in accordance with this Section 12(b). Notices and communications shall be effective when actually received by the addressee.

      (c) Subject to the last sentence of this Section 12(c), the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law. However, the enforceability of
Section 8(a) shall be dependent upon the validity and enforceability of Section
5.

      (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

      (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement (including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 4(c) of this Agreement) shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

      (f) The Executive and the Company acknowledge that this Agreement supersedes and terminates any other severance and employment agreements between the Executive and the Company or the Company's affiliates.

      (g) The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate,


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


alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

      (h) This Agreement may be executed in several counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


COMPANY:                                EXECUTIVE:

WENDT-BRISTOL HEALTH
SERVICES CORP.

BY: /s/                                 /s/
   -----------------------------        ---------------------------------
                                        REED MARTIN



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